UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2016

Date of reporting period:  6/30/2016

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Semi-Annual Report
For the six months ended
June 30, 2016

Special Opportunities Fund, Inc.

August 29, 2016

Dear Fellow Shareholders:

On June 30, 2016, the shares of Special Opportunities Fund shares closed at $13.75, up 4.17% from December 31, 2015 while the S&P 500 Index gained 3.84% over the same time span.  The Fund’s discount to net asset value on those dates was 13.08% and 12.64% respectively.

We took advantage of the Fund’s discount by repurchasing 351,994 shares during the first half of 2016.  From January 1, 2015 through June 30, 2016, 757,009 shares have been repurchased, all at a discount of at least 12%.  The Fund’s repurchases are reported monthly on its website at http://www.specialopportunitiesfundinc.com.

On July 15, 2016, the Fund announced that it would issue transferable rights to common stockholders of record as of July 21, 2016 entitling the holders of such rights to purchase shares of a new class of convertible preferred stock that will pay a dividend of 3.5% per annum and may be converted into common stock at a conversion price of $19.00 per share (adjusted for any distributions made to or on behalf of common stockholders).  The Board intends to use approximately one-third of the net proceeds raised in the offering to fund a self-tender offer for shares of the Fund’s common stock. The remainder of the net proceeds will be invested in accordance with the Fund’s investment objective and used for general working capital purposes.  We are comfortable with some leverage in the form of convertible preferred stock because we manage the Fund to be more risk averse than a hypothetical investment in the S&P 500 Index even though we hope to outperform the Index over the long term through intelligent selection of investments and the use of activism to enhance the value of our investments.  The complete terms of the converts are available at https://www.sec.gov/.  We intend to provide the diluted NAV (assuming full conversion of the converts) as well as the actual NAV of the common shares at least weekly on the Fund’s website.  Initially, we expect the actual NAV and the diluted NAV to be identical.

Here is an update on some of our significant positions.

Emergent Capital (EMG), formerly known as Imperial Holdings, has been a disappointment.  Emergent owns a portfolio of life insurance policies with an aggregate face value of approximately $3 billion.  Despite management’s best efforts, Emergent’s high cost of capital has precluded it from fully capitalizing on its assets.  Consequently, on August 1, 2016, Emergent announced that, in response to receiving a number of unsolicited inquiries from several interested parties, the board has initiated a formal process to explore strategic alternatives.

Special Opportunities Fund, Inc.

In our opinion, there is no need to have a fire sale.  If a satisfactory transaction does not result, we believe Emergent can still produce a respectable, albeit sub-optimal, return to stockholders over time.

Stewart Information Services (STC), a provider of title insurance and other services in connection with real estate transactions, is one of our biggest positions. Earlier this year Stewart eliminated its dysfunctional dual class capital structure partly due to pressure from us.  In our previous letter, we said that there was a possibility that Stewart could become a target for acquisition at a price well above its current market price.  Since that time, the stock has performed well.  Also, two large stockholders have recently made aggressive moves toward Stewart.  On July 28, 2016, Foundation Asset Management initiated a campaign to call a special meeting of stockholders to effect “much-needed change to the composition of the board.”  Then, on August 12, 2016, Starboard Value LP, a well-respected activist investment fund filed a Schedule 13D indicating a 9.9% position in Stewart and stating its belief that Stewart’s shares are undervalued and that Starboard might propose measures to enhance the value of its investment.  Stay tuned.

The second quarter of 2016 was an active one for the Fund.  Our proxy contest for Virtus Total Return Fund (DCA) concluded at its annual meeting on June 2, 2016.  We narrowly lost a vote to elect a director but shareholders voted in favor of our proposal to liquidate DCA (which would eliminate the discount) despite management’s opposition.  Even though that proposal is technically not binding on DCA’s board of directors, we believe that, absent a compelling reason, it has a fiduciary duty to abide by that sort of shareholder mandate.  That perception and the fact that we have increased our stake to the point where we are virtually certain to prevail if there is another proxy fight next year has caused DCA’s discount to narrow to less than 6%, well below its historical double-digit discount.  In short, we think the writing is on the wall and that the discount is likely to be eliminated via the liquidation or open-ending of DCA before next year’s annual meeting.

As our proxy contest for DCA concluded, we ramped up for our second contest in as many years for Hill International (HIL).  Hill is a global construction management firm that we believe is significantly undervalued primarily because of the disconnect between the high executive compensation paid to the father-and-son team that founded the business and weak stockholder returns.  Also, the board has twice summarily rejected a premium bid for Hill from a potential suitor.  The annual meeting was scheduled to be held on August 11th and shareholders overwhelmingly supported our slate of director nominees and proposals.  That would have set the stage for real change that is needed to unlock Hill’s inherent value including a possible sale of the company at a price well above its current stock price.

Special Opportunities Fund, Inc.

Unfortunately, things did not go as expected.  Less than two hours before the meeting, Hill announced that the meeting was cancelled and gave no reason for the cancellation.  On August 25, 2016, we sued Hill and the directors that voted to cancel the meeting (not all of them did) in Delaware Chancery Court and asked, among other things, that our nominees be declared elected as directors.  A trial is scheduled for September 26, 2016.  We are often asked whether a board of directors can take an action which, on its face, seems like it is a deliberate breach of fiduciary duty – like cancelling an election it knows it will lose.  The sad truth is that a board can usually do whatever it wants until a judge says otherwise.  In this case, unless someone filed a lawsuit challenging Hill’s management, it might be able to get away with its transparent attempt to avoid a crushing defeat by stockholders.  We are fairly confident that the Court will endorse our position, i.e., that the stockholders elected our nominees to replace the incumbent directors.

August 1, 2016 was the final day of trading in shares of Winthrop Realty Trust (FUR), a REIT whose shares we held.  FUR shares have since been converted into non-transferable liquidating trust units.  While investors will no longer be able to purchase or sell shares of FUR, we think the Fund will benefit as Winthrop continues to maximize value by liquidating assets in an orderly fashion and making cash distributions to unitholders.  On August 23, 2016, a $1 distribution was made to unitholders.  We conservatively estimate our internal rate of return from this point forward to be between 12% to 22%.  While our actual IRR will be a function of the price and timing of the remaining asset sales, we would be surprised if returns did not meet our expectations because we have known Michael Ashner, Winthrop’s CEO and a veteran real estate investor and operator, for more than 15 years and we are confident about his determination and ability to maximize Winthrop’s liquidating value.

We first met Mr. Ashner about fifteen years ago in the course of our first proxy contest for a REIT and have successfully invested in several companies in which he has been involved.  Recently, we accumulated a sizable position in New York REIT, Inc. (NYRT), an underperforming owner and operator of commercial real estate in the hot New York City market.  A few months ago, NYRT announced a proposed merger that was roundly criticized by stockholders and analysts.  Mr. Ashner and Steven Witkoff, another savvy real estate veteran, teamed up to launch a proxy contest to scuttle the merger and elect directors committed to maximizing shareholder value.  Faced with a shareholder uprising, the proposed merger was abandoned in lieu of first, a plan to sell NYRT’s assets, and then, a plan of full liquidation.  At their current price of less than $10, NYRT shares remain well below our estimate of their liquidating value of about $12 per share.  We believe that disparity is due to skepticism about management’s ability to effectively

Special Opportunities Fund, Inc.

execute the plan of liquidation.  The Ashner/Witkoff group has confirmed that it will continue its efforts to gain seats on the board which, if successful, will significantly increase our chances of obtaining the full value of our shares.

Lastly, we remind you that the Fund has a policy of seeking instructions from time to time from stockholders with regard to the voting of proxies for certain closed-end funds whose shares the Fund owns.  The specific closed-end funds for which the Fund seeks proxy voting instructions from stockholders are available on the Fund’s website and we urge you to check it from time to time if you would like to provide such instructions.  You may also email us at proxyinstructions@bulldoginvestors.com if you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2016

Net asset value returns	1 year	Since 1/25/10	5 years	10 years*
Special Opportunities Fund, Inc.	-0.79%	7.74%	5.69%	6.48%

Market price returns
Special Opportunities Fund, Inc.	-1.71%	7.08%	5.52%	6.91%

Index returns
S&P 500® Index	3.99%	13.00%	12.10%	7.42%

Share price as of 6/30/16
Net asset value				$15.82
Market price				$13.75

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2016(1) (unaudited)

	Value	Percent
Investment Companies	$79,130,230	51.74%
Common Stocks	36,760,521	24.04
Money Market Funds	14,918,096	9.75
Commodity Partnerships	8,267,466	5.41
Preferred Stocks	5,933,966	3.88
Liquidation Claims	2,959,236	1.94
Convertible Bonds	2,510,879	1.64
Promissory Notes	780,000	0.51
Warrants	353,384	0.23
Rights	124,686	0.08
Corporate Bonds	22,500	0.01
Total Investments	$151,760,964	99.23%
Other Assets in Excess of Liabilities	1,173,726	0.77
Total Net Assets	$152,934,690	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2016 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—51.74%
Closed-End Funds—46.45%
Adams Diversified Equity Fund, Inc.	163,607	$2,072,901
Advent/Claymore Enhanced Growth & Income Fund	381,704	3,126,156
Bancroft Fund Ltd.	69,976	1,309,251
BlackRock Latin American Investment Trust PLC (g)	80,000	382,869
Boulder Growth & Income Fund, Inc.	423,000	3,438,990
Candover Investments PLC/Fund (a)(g)	40,468	49,564
Central Securities Corp.	136,479	2,680,447
Clough Global Equity Fund	7,225	77,380
Credit Suisse Asset Management Income Fund, Inc.	105,786	309,953
The Cushing Renaissance Fund	161,511	2,530,877
Deutsche Global High Income Fund, Inc.	68,026	553,051
Deutsche High Income Opportunities Fund, Inc.	330,782	4,498,635
Deutsche High Income Trust	52,971	465,085
Deutsche Multi-Market Income Trust	18,105	147,556
Deutsche Strategic Income Trust	839	9,632
Ellsworth Growth and Income Fund Ltd.	34,123	268,831
First Trust Aberdeen Global Opportunity Income Fund	118,256	1,352,849
First Trust Dividend and Income Fund	245,674	2,208,609
The GDL Fund	15,000	148,950
General American Investors Co., Inc.	186,696	5,753,971
JP Morgan Asian Investment Trust PLC (g)	15,214	48,001
JP Morgan China Region Fund, Inc.	21,108	320,842
Juridica Investments Ltd. (g)	495,258	359,987
Korea Equity Fund, Inc.	84,739	666,049
Lazard Global Total Return and Income Fund, Inc.	153,589	2,009,374
Liberty All Star Equity Fund	846,933	4,251,604
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
Neuberger Berman Real Estate Securities Income Fund, Inc.	1,261,812	7,167,092
Nuveen Global Equity Income Fund	552,024	6,442,120
Pacholder High Yield Fund, Inc.	374,037	2,648,182
The Prospect Japan Fund Ltd. (a)(g)	700,971	683,447
Putman High Income Securities Fund	115,359	884,804
Royce Value Trust, Inc.	44,200	520,234
The Swiss Helvetia Fund, Inc.	329,155	3,406,754
Terra Catalyst Fund (a)(g)	20,319	24,547

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2016 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
Tri-Continental Corp.	313,154	$6,432,183
Virtus Total Return Fund	816,440	3,788,200
		71,038,977
Open-End Funds—1.20%
ClearBridge Real Estate Opportunities Fund (c)	124,091	1,835,380

Auction Rate Preferred Securities—0.23% (c)(f)
Putnam Managed Municipal Income Trust—Series C	6	225,000
Putnam Municipal Opportunities Trust—Series C	6	123,000
		348,000
Business Development Company—3.86%
Crossroads Capital, Inc.	292,681	602,923
Equus Total Return, Inc. (a)	106,919	190,327
Firsthand Technology Value Fund, Inc. (a)	66,217	493,032
Full Circle Capital Corp.	477,419	1,289,031
GSV Capital Corp.	17,479	87,745
MVC Capital, Inc.	403,584	3,244,815
		5,907,873
Total Investment Companies (Cost $79,057,783)		79,130,230

COMMODITY PARTNERSHIPS—5.41%
Nuveen Diversified Commodity Fund	199,687	1,960,926
Nuveen Long/Short Commodity Total Return Fund	424,969	6,306,540
Total Commodity Partnerships (Cost $9,138,160)		8,267,466

PREFERRED STOCKS—3.88%

Real Estate Investment Trusts—3.88%
Preferred Apartment Communities, Inc. (c)(f)	6,083	5,933,966
Total Preferred Stocks (Cost $5,657,129)		5,933,966

COMMON STOCKS—24.04%

Consumer Finance—2.27%
Emergent Capital, Inc. (a)	1,032,379	3,468,792

Insurance—9.02%
Stewart Information Services Corp.	333,198	13,797,729

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2016 (unaudited)

	Shares	Value
COMMON STOCKS—(continued)

IT Services—0.04%
JetPay Corp. (a)	28,242	$64,392

Professional Services—2.85%
Hill International, Inc. (a)	1,070,308	4,356,154

Real Estate Investment Trusts—6.09%
New York REIT, Inc.	151,766	1,403,836
Wheeler Real Estate Investment Trust, Inc.	1,042,922	1,606,100
Winthrop Realty Trust	717,503	6,306,851
		9,316,787

Software—0.01%
COPsync, Inc. (a)	10,794	14,032

Special Purpose Acquisition Vehicles—3.76% (a)
1347 Capital Corp.	76,600	709,316
Andina Acquisition Corp. II (g)	67,789	658,909
Arowana, Inc. (g)	122,028	1,222,721
Barington/Hilco Acquisition Corp.	15,611	155,329
E-Compass Acquisition Corp. (g)	27,523	278,258
FinTech Acquisition Corp.	47,572	475,720
FlatWorld Acquisition Corporation (g)	105,702	1,585
Gores Holdings, Inc.	41,285	400,052
Pacific Special Acquisition Corp. (g)	104,449	1,067,458
Quinpario Acquisition Corp. 2	15,611	154,393
Terrapin 3 Acquisition Corp.	62,138	618,894
		5,742,635
Total Common Stocks (Cost $35,270,846)		36,760,521

LIQUIDATION CLAIMS—1.94% (a)(c)(f)
The Home Insurance Company in Liquidation	1	1,662,493
The Home Insurance Company in Liquidation	1	1,296,743
Total Liquidation Claims (Cost $2,569,880)		2,959,236

	Principal
	Amount	Value
CONVERTIBLE BONDS—1.64% (b)
Emergent Capital, Inc.
8.500%, 02/15/2019	$2,941,000	2,510,879
Total Convertible Bonds (Cost $2,941,000)		2,510,879

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2016 (unaudited)

	Principal
	Amount	Value
CORPORATE BONDS—0.01% (b)
Washington Mutual Inc. (d)(f)
0.000%, 03/17/2014	$3,000,000	$22,500
Total Corporate Bonds (Cost $0)		22,500

PROMISSORY NOTES—0.51% (b)(c)(f)
Emergent Capital, Inc.
15.000%, 09/14/2018	500,000	500,000
Wheeler Real Estate Investment Trust
9.000%, 12/15/2018	280,000	280,000
Total Promissory Notes (Cost $780,000)		780,000

	Shares
WARRANTS—0.23% (a)
1347 Capital Corp.
Expiration: July 2021
Exercise Price: $11.50	76,600	24,512
Andina Acquisition Corp. II
Expiration: December 2020
Exercise Price: $11.50 (g)	67,789	5,423
AR Capital Acquisition Corp.
Expiration: October 2019
Exercise Price: $11.50	49,997	3,500
Arowana, Inc.
Expiration: May 2020
Exercise Price: $12.50 (g)	122,028	9,762
Barington/Hilco Acquisition Corp.
Expiration: February 2018
Exercise Price: $12.50	15,611	781
COPsync, Inc.
Expiration: October 2020
Exercise Price: $3.125	10,794	2,914
DT Asia Investments Ltd.
Expiration: October 2019
Exercise Price: $12.00 (g)	79,818	8,780
Electrum Special Acquisition Corp.
Expiration: June 2021
Exercise Price: $11.50 (g)	46,800	10,764

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2016 (unaudited)

	Shares	Value
WARRANTS—(continued)
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	$0
FinTech Acquisition Corp.
Expiration: February 2020
Exercise Price: $12.00	15,866	12,693
Garnero Group Acquisition Co.
Expiration: June 2019
Exercise Price: $11.50 (g)	153,199	6,143
Gores Holdings, Inc.
Expiration: October 2020
Exercise Price: $11.50	41,285	10,321
Harmony Merger Corp.
Expiration: January 2021
Exercise Price: $11.50	62,937	12,587
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $12.00	39,430	19,715
Origo Acquisition Corp.
Expiration: December 2021
Exercise Price: $5.75 (g)	23,814	1,667
Pacific Special Acquisition Corp.
Expiration: October 2020
Exercise Price: $12.00 (g)	104,449	10,445
Quinpario Acquisition Corp. 2
Expiration: January 2023
Exercise Price: $5.75	15,611	2,810
Tecnoglass, Inc.
Expiration: December 2016
Exercise Price: $8.00 (g)	45,477	196,916
Tempus Applied Solutions Holdings, Inc.
Expiration: July 2020
Exercise Price: $11.50	60,197	602
Terrapin 3 Acquisition Corp.
Expiration: June 2019
Exercise Price: $11.50	62,138	13,049
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (Acquired 1/24/2014, Cost $0) (c)(f)	84,211	0
Total Warrants (Cost $238,181)		353,384

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2016 (unaudited)

	Shares	Value
RIGHTS—0.08% (a)
1347 Capital Corp.	76,600	$19,916
Andina Acquisition Corp. II (g)	67,789	12,202
Arowana, Inc. (g)	122,028	18,304
Barington/Hilco Acquisition Corp.	15,611	1,873
DT Asia Investments Ltd. (g)	79,818	29,533
E-Compass Acquisition Corp. (g)	27,523	5,232
Garnero Group Acquisition Co. (g)	139,951	12,596
Origo Acquisition Corp. (g)	23,814	3,096
Pacific Special Acquisition Corp. (g)	104,449	21,934
Total Rights (Cost $144,937)		124,686

MONEY MARKET FUNDS—9.75%
Fidelity Institutional Government Portfolio—Class I, 0.270% (e)	5,426,764	5,426,764
STIT-Treasury Portfolio—Institutional Class, 0.260% (e)	9,491,332	9,491,332
Total Money Market Funds (Cost $14,918,096)		14,918,096
Total Investments (Cost $150,716,012)—99.23%		151,760,964
Other Assets in Excess of Liabilities—0.77%		1,173,726
TOTAL NET ASSETS—100.00%		$152,934,690

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2016.
(c)	Fair valued securities. The total market value of these securities was $11,856,582, representing 7.75% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2016.
(f)	Illiquid securities. The total market value of these securities was $10,043,702, representing 6.57% of net assets.
(g)	Foreign-issued security.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2016 (unaudited)

Assets:
Investments, at value (Cost $150,716,012)	$151,760,964
Dividends and interest receivable	1,206,814
Receivable for investments sold	787,095
Other assets	12,302
Total assets	153,767,175

Liabilities:
Payable for investments purchased	521,213
Payable for shares repurchased	17,960
Advisory fees payable	124,433
Administration fees payable	19,984
Chief Compliance Officer fees payable	13,097
Director fees payable	16,959
Fund accounting fees payable	7,847
Custody fees payable	7,918
Transfer Agent fees payable	6,692
Accrued expenses and other liabilities	96,382
Total liabilities	832,485
Net assets applicable to common shareholders	$152,934,690

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
9,669,458 shares issued and outstanding, 14,325,373 shares held in treasury	$349,592,177
Cost of shares held in treasury	(202,294,399)
Accumulated undistributed net investment income	2,036,618
Accumulated net realized gain from investment activities	2,555,342
Net unrealized appreciation on investments	1,044,952
Net assets applicable to common shareholders	$152,934,690
Net asset value per common share ($152,934,690 applicable to
9,669,458 common shares outstanding)	$15.82

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2016
(unaudited)
Investment income:
Dividends(1)	$3,053,412
Interest	180,266
Total investment income	3,233,678

Expenses:
Investment advisory fees	732,260
Directors’ fees and expenses	83,694
Legal fees and expenses	68,442
Administration fees and expenses	57,553
Compliance fees and expenses	25,948
Audit fees	25,656
Insurance fees	24,854
Accounting fees and expenses	23,222
Custody fees and expenses	20,022
Reports and notices to shareholders	16,094
Transfer agency fees and expenses	12,652
Stock exchange listing fees	5,656
Other expenses	260
Net expenses	1,096,313
Net investment income	2,137,365

Net realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(2,211,941)
Distributions received from investment companies	3,822,846
Net realized gain on investments and distribution received from investment transactions	1,610,905
Change in net unrealized appreciation (depreciation) on:
Investments	2,268,214
Net realized and unrealized gains (losses) from investment activities	3,879,119
Net increase in net assets applicable to common shareholders resulting from operations	$6,016,484

(1)	Net of $62 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2016	year ended
	(unaudited)	December 31, 2015
From operations:
Net investment income	$2,137,365	$4,173,548
Net realized gain (loss) from:
Investments	(2,211,941)	3,092,536
Short Transactions	—	(382,042)
Distributions received from investment companies	3,822,846	896,777
Net realized gain on investments, short transactions and
distributions received from investment companies	1,610,905	3,607,271
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	2,268,214	(14,946,013)
Short Transactions	—	260,064
Net increase (decrease) in net assets resulting from operations	6,016,484	(6,905,130)

Distributions paid to common shareholders:
Net investment income	—	(3,519,948)
Net realized gains from investment activities	—	(8,447,875)
Total dividends and distributions paid to common shareholders	—	(11,967,823)

Capital Stock Transactions (Note 4)
Reinvestment of distributions to common stockholders	—	4,016,990
Repurchase of common stock	(4,507,404)	(5,921,563)
Total capital stock transactions	(4,507,404)	(1,904,573)
Net increase (decrease) in net assets applicable
to common shareholders	1,509,080	(20,777,526)

Net assets applicable to common shareholders:
Beginning of period	151,425,610	172,203,136
End of period	$152,934,690	$151,425,610
Accumulated undistributed net investment income (loss)	$2,036,618	$(100,747)

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six months
ended June 30, 2016
(unaudited)
Net asset value, beginning of period	$15.11
Net investment income(2)	0.22
Net realized and unrealized gains (losses) from investment activities	0.42
Total from investment operations	0.64
Anti-Dilutive effect of Common Share Repurchase	0.07
Dilutive effect of conversions of preferred shares to common shares	—
Dilutive effect of reinvestment of distributions by common shareholders	—
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	—
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Net asset value, end of period	$15.82
Market value, end of period	$13.75
Total net asset value return(3)	4.70%
Total market price return(4)	4.17%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
interest, dividends on short positions, and tax expense(5)	1.50%
Total expenses, before fee waivers by investment advisor and administrator including
interest, dividends on short positions, and tax expense(5)	1.50%
Total expenses, net of fee waivers by investment advisor and administrator excluding
interest expense, and dividends on short positions(6)	1.50%
Ratio to net investment income to average net assets before waiver(2)	2.92%
Ratio to net investment income to average net assets after waiver(2)	2.92%
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$152,935
Liquidation value of preferred stock (000’s)	N/A
Portfolio turnover	20%
Preferred Stock:
Total Shares Outstanding	N/A
Asset coverage per share of preferred shares, end of period	N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2015	2014	2013	2012		2011
$16.94	$18.70	$17.22	$16.01		$16.42
0.41	0.22	0.92	0.34		0.22 (1)
(1.09)	1.02	3.00	1.92		(0.10)
(0.68)	1.24	3.92	2.26		0.12
0.08	—	—	—		—
—	(1.44)	0.00 (8)	—		—
(0.04)	(0.08)	(0.07)	(0.03)		—

—	—	(0.16)	(0.07)		—

(0.35)	(0.19)	(1.10)	(0.23)		(0.26)
(0.84)	(1.29)	(1.11)	(0.72)		(0.27)
(1.19)	(1.48)	(2.21)	(0.95)		(0.53)
$15.11	$16.94	$18.70	$17.22		$16.01
$13.20	$15.37	$17.45	$15.01		$14.50
(3.47)%	(1.01)%	21.98%	13.72%		0.85%
(6.13)%	(3.59)%	31.27%	10.05%		1.89%

1.50%	1.42%	2.66%	2.54	%(7)	1.51%

1.50%	1.51%	2.66%	2.54	%(7)	1.51%

1.50%	1.40%	1.83%	1.82%		1.51%
2.40%	1.18%	5.66%	2.41%		1.32%
2.40%	1.27%	5.66%	2.41%		1.32%

$151,426	$172,203	$132,074	$117,259		$106,864
N/A	N/A	$37,424	$37,454		N/A
48%	59%	58%	62%		55%

N/A	N/A	748,486	749,086		N/A
N/A	N/A	$226	$207		N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Calculated using the average shares method.
(2)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(3)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions.
(7)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(8)	Less than 0.5 cents per share.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 25.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$76,922,303	$24,547	$2,183,380	$79,130,230
Commodity Partnerships	8,267,466	—	—	8,267,466
Preferred Stocks
Real Estate Investment Trusts	—	—	5,933,966	5,933,966
Common Stocks
Consumer Finance	3,468,792	—	—	3,468,792
Insurance	13,797,729	—	—	13,797,729
IT Services	64,392	—	—	64,392
Professional Services	4,356,154	—	—	4,356,154
Real Estate Investment Trusts	9,316,787	—	—	9,316,787
Software	14,032	—	—	14,032
Special Purpose
Acquisition Vehicles	3,025,781	2,716,854	—	5,742,635
Liquidation Claims	—	—	2,959,236	2,959,236
Convertible Bonds	—	2,510,879	—	2,510,879
Corporate Bonds	—	22,500	—	22,500
Promissory Notes	—	—	780,000	780,000
Warrants	322,552	30,832	0	353,384
Rights	83,979	40,707	—	124,686
Money Market Funds	14,918,096	—	—	14,918,096
Total	$134,558,063	$5,346,319	$11,856,582	$151,760,964

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Transfers between Level 1 and Level 2 securities as of June 30, 2016 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of June 30, 2016 are summarized in the table below:

Transfers into Level 1
Common Stock
Special Purpose Acquisition Vehicle	$475,720
Warrants	46,341
Rights	49,449
Transfers out of Level 1
Common Stock
Special Purpose Acquisition Vehicle	(2,281,681)
Warrants	(15,045)
Rights	(1,873)
Net transfers in and/or out of Level 1	$(1,727,089)
Transfers into Level 2
Common Stock
Special Purpose Acquisition Vehicle	$2,281,681
Warrants	15,045
Rights	1,873
Transfers out of Level 2
Common Stock
Special Purpose Acquisition Vehicle	(475,720)
Warrants	(46,341)
Rights	(49,449)
Net transfers in and/or out of Level 2	$1,727,089

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2016:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$353,384

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016:

	Amount of Realized Gain
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$9,026
	on Investments

	Change in Unrealized Appreciation
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$(142,362)
	appreciation of investments

The average monthly share amount of warrants during the six months was 1,175,077. The average monthly market value of warrants during the six months was $368,318.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

						Change in
	Balance				Realized	unrealized	Balance
	as of	Acquis-	Dispo-	Corporate	Gain	appreciation	as of
Category	12/31/2015	itions	sitions	Actions	(Loss)	(depreciation)	6/30/2016

Open-End
Funds	$—	$—	$(3,175,500)	$4,228,907	$577,281	$204,692	$1,835,380

Auction Rate
Preferred
Securities	348,000	—	—	—	—	—	348,000

Preferred
Stocks	5,891,324	—	—	—	—	42,642	5,933,966

Liquidation
Claims	2,881,371	—	—	—	—	77,865	2,959,236

Promissory
Notes	600,000	500,000	(320,000)	—	—	—	780,000

Warrants	0	—	—	—	—	—	0

	$9,720,695	$500,000	$(3,495,500)	$4,228,907	$577,281	$325,199	$11,856,582

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2016:

				Impact to
				Valuation
	Fair Value			from an
	June 30,	Valuation	Unobservable	increase in
	2016	Methodologies	Input(1)	Input(2)

Open-End Funds	$1,835,380	Last Reported NAV	Redemption Fee	Decrease

Auction Rate Preferred		Market	Comparability	Increase
Securities	$348,000	Comparables/ Cost	Adjustments/ Broker
			Indications/ Company
			Announcements

Preferred Stocks	$5,933,966	Cost	Market Assessments/	Increase
			Financial Assessments

Liquidation Claims	$2,959,236	Market Transactions	Broker Bids	Increase
		Approach

Promissory Notes	$780,000	Cost	Terms of the Note/ Financial	Increase
			Assessments/ Company
			Announcements

Warrants	$0	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The Fund did not engage in short sales during the six months ended June 30, 2016.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total net assets.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $35,000, paid pro rata, quarterly.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Purchases and sales of securities
For the six months ended June 30, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $27,625,984 and $33,961,918, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2016.

Note 4
Capital share transactions
During the six months ended June 30, 2016, the Fund purchased 351,994 shares of its capital stock in the open market at a cost of $4,507,404. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 11.77%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

During the year ended December 31, 2014, the Fund issued 338,450 shares for the reinvestment of distributions.  During the same period the Fund issued 2,765,091 of shares of its common stock from the conversion of 744,120 shares of the Fund’s convertible preferred stock.

Note 5
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to common shareholders during the fiscal years ended December 31, 2015 and December 31, 2014 were as follows:

	For the	For the
	year ended	year ended
Distributions paid from:	December 31, 2015	December 31, 2014
Ordinary income	$4,022,798	$4,577,643
Long-term capital gains	7,945,025	10,467,229
Total distributions paid	$11,967,823	$15,044,872

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2015.

The following information is presented on an income tax basis as of December 31, 2015:

Tax cost of investments	$152,275,243
Unrealized appreciation	11,104,068
Unrealized depreciation	(12,543,315)
Net unrealized depreciation	(1,439,247)
Undistributed ordinary income	102,186
Undistributed long-term gains	957,489
Total distributable earnings	1,059,675
Other accumulated losses and other temporary differences	—
Total accumulated losses	$(379,572)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2015, the Fund’s accumulated undistributed net investment income was decreased by $187,186 and the accumulated net realized gain from investment activities was increased by $187,186.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2015, the Fund had no post October losses.

At December 31, 2015, the Fund did not have capital loss carryforwards.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 6
Subsequent events
The holders of common stock of the Fund as of July 21, 2016, were distributed transferable rights to purchase up to an aggregate of 1,933,892  shares of 3.50% convertible preferred stock, Series B, par value $0.001 per share (the “Convertible Preferred Stock”). The Fund issued additional shares available in the offering (or 290,084 shares of Convertible Preferred Stock for a total of 2,223,976 shares of Convertible Preferred Stock) to honor over-subscription privilege requests. The shares of Convertible Preferred Stock will be convertible into shares of common stock at a conversion rate of $19.00 per share of common stock (the “Conversion Price”) (which is a ratio of 1.3158 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

Shares of the Convertible Preferred Stock are convertible on a quarterly basis. Until the mandatory redemption date of August 26, 2021, holders of Convertible Preferred Stock may present their shares for conversion, in whole or in part, after the issuance thereof into shares of common stock at the Conversion Price. The Conversion Price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of August 26, 2021, at any time following the second anniversary of the Expiration Date (as defined below), the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share, subject to the Fund providing convertible preferred stockholders with at least 30 days’ but no more than 90 days’ notice. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $22.00 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

their shares into shares of common stock at the Conversion Price, subject to adjustment upon the occurrence of certain events. The Fund will redeem all outstanding shares of Convertible Preferred Stock as of August 26, 2021 (five years from the Expiration Date) at a price of $25.00 per share of Convertible Preferred Stock held on such date.

On July 25, 2016, the Board approved the extension of the expiration date for the rights offering to purchase shares of the Convertible Preferred Stock from August 19, 2016 to August 26, 2016 (the “Expiration Date”).

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Fund has adopted a window, in which the Fund will suspend its program to buy back Fund shares during the three days beginning on the first full trading day of each calendar month to give the Fund’s directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and the Fund’s investment adviser, the opportunity to purchase or sell the Fund’s securities.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 58.62% of its ordinary income distribution for the year ended December 31, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2015, 47.97% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 3.23% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2016.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Emergent
(50)	as of	Since	2009; Chief Compliance Officer		Capital, Inc.
	October	2009	of the Adviser from 2009-2012;		(f/k/a Imperial
	2009.		Principal of the general partner		Holdings, Inc.);
			of several private investment		Director,
			partnerships in the Bulldog		Crossroads Capital,
			Investors group of private funds.		Inc. (f/k/a BDCA
Venture, Inc.).

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(71)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Emergent
	2009.		private funds.		Capital, Inc.
(f/k/a Imperial
Holdings, Inc.).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(78)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Director, Ironsides
	2010.				Partners
Opportunity
Offshore Fund Ltd.;
Director, Emergent
Capital, Inc.
(f/k/a Imperial
Holdings, Inc.);
Director,
Crossroads Capital,
Inc. (f/k/a BDCA
Venture, Inc.).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(52)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(47)		Since	LLC and NBC Bancshares, LLC.
		2009	Chief Executive Officer of
Crossroads Capital, Inc.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Lead Trustee, Third
(72)		Since	Capital Associates, LLC		Avenue Funds
		2009	(consulting firm).		(fund complex
consisting of five
funds and one
variable series
trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(50)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal, Bulldog Investors, a	n/a	n/a
(47)	President	Since	group of Investment Funds.
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(71)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(78)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

Thomas Antonucci***	Chief	1 year;	Director of Operations,	n/a	n/a
(47)	Financial	Since	Bulldog Investors, a group
	Officer	2014	of Investment Funds.
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 5, 2016, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2016 to 1/31/2016	67,929	12.49	N/A	N/A
2/1/2016 to 2/29/2016	110,421	12.20	N/A	N/A
3/1/2016 to 3/31/2016	51,279	12.86	N/A	N/A
4/1/2016 to 4/30/2016	24,110	13.22	N/A	N/A
5/1/2016 to 5/31/2016	66,799	13.52	N/A	N/A
6/1/2016 to 6/30/2016	31,456	13.66	N/A	N/A
Total	351,994(1)	12.80

(1) 351,994 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date    September 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos
  Andrew Dakos, President

Date    September 1, 2016

By (Signature and Title)* /s/ Thomas Antonucci
  Thomas Antonucci, Chief Financial Officer

Date    September 1, 2016

* Print the name and title of each signing officer under his or her signature.